United States

Securities and Exchange Commission

Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 20, 2004

WACCAMAW BANKSHARES, INC.

(Name of Small Business Issuer in its Charter)

NORTH CAROLINA	52-2329563
(State or other Jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

110 N. Powell Boulevard Whiteville, N.C. 28472

(address of Principal Executive Office)

(910) 641-0044

(Issuer’s telephone number, including area code)

ITEM 5. OTHER EVENTS

The purpose of this Current Report on Form 8-K is to announce Waccamaw Bankshares, Inc. 6 for 5 stock dividend payable to shareholders.

EXHIBIT INDEX

Exhibit 99 Waccamaw Bankshares, Inc. 6 for 5 stock dividend

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 20, 2004.

WACCAMAW BANKSHARES, INC.

Date: April 20, 2004	/s/ James G. Graham
	By:	James G. Graham
	Its:	President & CEO